UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 23, 2013

Hines Global REIT, Inc.
__________________________________
Exact name of registrant as specified in its charter)

Maryland	000-53964	26-3999995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On August 13, 2013, Hines Interests Limited Partnership (“Hines”), the sponsor of Hines Global REIT, Inc. (“Hines Global”), issued a press release related to Hines Global’s acquisitions of the Markets at Town Center and the Avenue Murfreesboro (described below). A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 8.01. Other Items.

On July 23, 2013, a wholly-owned subsidiary of Hines Global acquired The Markets at Town Center, a retail center located in Jacksonville, Florida. The Markets at Town Center was constructed in 2009 and consists of approximately 317,415 square feet of rentable area that is 93% leased to 31 tenants. The contract purchase price for the Markets at Town Center was $135.0 million, exclusive of transaction costs and working capital reserves. The sellers, Pinehill Markets Operating LLC, Pinehill Markets Operation OP6 LLC and Pinehill Markets Operating OP6A LLC, are not affiliated with Hines Global or any of its affiliates.

On August 12, 2013, a subsidiary of Hines Global acquired the Avenue Murfreesboro, a regional lifestyle center located in Murfreesboro, Tennessee. The Avenue Murfreesboro was constructed in 2007 and consists of 747,497 square feet that is 89% leased to 93 tenants. The contract purchase price for the Avenue Murfreesboro was $163.0 million, exclusive of transaction costs and working capital reserves. The seller, CF Murfreesboro Associates, is not affiliated with Hines Global or any of its affiliates.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1 Press Release of Hines, dated August 13, 2013

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the acquisitions described herein, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks associated with Hines Global's ability to consummate the acquisitions and other risks described in the “Risk Factors” section of Hines Global's Annual Report on Form 10-K for the year ended December 31, 2012 and its other filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT, Inc.

August 13, 2013	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer

Exhibit Index

Exhibit No.	Description
99.1*	Press Release of Hines, dated August 13, 2013
* Filed herewith